Exhibit 99.1

COUSINS PROPERTIES INCORPORATED

QUARTERLY INFORMATION PACKAGE

For the Quarter Ended December 31, 2012

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; failure of purchase, sale or other contracts to ultimately close; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general and in specific markets, and the commercial markets in particular; market conditions and changes to the Company’s strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effects of the sale of the Company’s third party management business; leasing risks, including the ability to obtain new tenants or renew expiring tenants on favorable terms, and the ability to lease newly developed, recently acquired or current vacant space; financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as construction delays, cost overruns and leasing risk); loss of key personnel; potential liability for uninsured losses, condemnation or environmental issues; potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; and any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

Press Release

CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Vice President, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR

QUARTER AND YEAR ENDED DECEMBER 31, 2012

Highlights

•	Funds From Operations for the fourth quarter was $0.14 per share. Before special items, FFO for the quarter was $0.15 per share.

•	Sold $250.8 million in operating assets during the fourth quarter.

•	Sold $26.5 million in land during the fourth quarter.

•

Subsequent to quarter end, purchased Post Oak Central in Houston for $232.6 million and completed transactions at Terminus 100 and 200 in Atlanta that resulted in a 50% ownership interest in both buildings.

ATLANTA (February 13, 2013) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter and year ended December 31, 2012.

“Cousins had an exceptional quarter and year, with solid operating performance and significant progress toward our strategic objectives,” said Larry Gellerstedt, CEO of Cousins. “We are thrilled to kick-off 2013 with the off-market acquisition of Post Oak Central in Houston, a 1.3 million-square-foot, Class-A office asset in the heart of the Galleria submarket. This investment not only serves as an attractive entry into a target market, it provides a rare combination of substantial in-place yield and significant future development opportunity.”

Portfolio Activity

•	Leased or renewed 184,000 square feet of office space and 106,000 square feet of retail space.

•	The office and retail portfolios finished the quarter 91% and 90% leased, respectively, on a same property basis.

Transaction Activity

•	Sold The Avenue Forsyth for $119.0 million, generating $105.7 million in net proceeds to the Company.

•	Sold the Company’s interest in Palisades West for $64.8 million.

•	Sold The Avenue Webb Gin for $59.6 million.

•	Sold the 615 Peachtree land parcel for $11.0 million.

•	Sold the Terminus land parcels for $10.5 million.

•	Sold Cosmopolitan Center for $7.0 million.

•	Liquidated the Company’s investment in Verde Realty for $5.4 million.

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191 Peachtree Street NE     •     Suite 500     •     Atlanta, Georgia 30303-1740     •     404/407-1000     •     FAX 404/407-1002

CUZ Reports Fourth Quarter Results

February 13, 2013

•	Sold the remaining King Mill land parcel for $4.2 million.

•	For the year, the Company sold $401.2 million in operating properties, land and other non-core assets.

Transactions Subsequent to Year End

•	Purchased the remaining 80% interest in Terminus 200 from a fund managed by Morgan Stanley Real Estate Investing in a transaction that valued the property at $164.0 million, or $290 per square foot.

•

Formed a 50/50 joint venture with institutional investors advised by J.P. Morgan Asset Management for both Terminus 100 and Terminus 200, neighboring Class-AA office towers in Atlanta’s Buckhead submarket. Terminus 100 was attributed a value of $209.2 million, or $320 per square foot; Terminus 200 was attributed a value of $164.0 million, or $290 per square foot.

•

Purchased a 100% interest in Post Oak Central, a Class-A office complex in the Galleria submarket of Houston from institutional investors advised by J.P. Morgan Asset Management, for $232.6 million, or $182 per square foot.

Financial Results

FFO was $14.2 million, or $0.14 per share, for the fourth quarter of 2012 compared with ($110.2) million, or ($1.06) per share, for the fourth quarter of 2011. FFO was $66.5 million, or $0.64 per share, for the year ended December 31, 2012, compared with ($76.9) million, or ($0.74) per share, for the same period in 2011.

Net income available to common stockholders was $30.1 million, or $0.29 per share, for the fourth quarter of 2012 compared with net loss available of ($129.0) million, or ($1.24) per share, for the fourth quarter of 2011. Net income available was $32.8 million, or $0.32 per share, for the year ended December 31, 2012, compared with net loss available of ($141.3) million, or ($1.36) per share, for the same period in 2011.

The Company recorded separation expenses in the fourth quarter of 2012 of $1.1 million in connection with the strategic re-organization the Company previously announced in the third quarter of 2012. The Company also recognized an additional $75,000 gain on the previously completed sale of Cousins Properties Services during the fourth quarter of 2012. The following table reconciles FFO to FFO before these special items for the three months ended December 31, 2012:

	Actual ($000)	Per Share

FFO	$14,167	$0.14
Severance/reorganization expenses	1,118	0.01
Gain on sale of Cousins Properties Services	(75)	(0.00)

FFO before special items	$15,210	$0.15

Investor Conference Call and Webcast

The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, February 14, 2013, to discuss the results of the quarter and year ended December 31, 2012. The number to call for this interactive teleconference is (212) 231-2905.

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CUZ Reports Fourth Quarter Results

February 13, 2013

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21645972. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q4 2012 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space and 20 million square feet of retail space. Cousins has built and maintained an industry-wide reputation for innovative and sustainable developments, premium management services and top quality leadership. The Company creates and maintains value in real estate assets for the benefit of shareholders, and partners. Cousins Properties is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ.

The Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations – Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and, which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; failure of purchase, sale or other contracts to ultimately close; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general and in specific markets, and the commercial markets in particular; market conditions and changes to the Company’s strategy with regard to land and other non-core holdings that require impairment losses to be recognized; the effects of the sale of the Company’s third party management business; leasing risks, including the ability to obtain new tenants or renew expiring tenants on favorable terms, and the ability to lease newly developed, recently acquired or current vacant space; financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as construction delays, cost overruns and leasing risk); loss of key personnel; potential liability for uninsured losses, condemnation or environmental issues; potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; and any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
REVENUES:
Rental property revenues	$33,394	$27,486	$125,609	$105,596
Fee income	4,812	3,092	17,797	13,821
Land sales	400	2,605	2,616	3,015
Other	644	460	2,256	6,614

	39,250	33,643	148,278	129,046

COSTS AND EXPENSES:
Rental property operating expenses	14,982	11,273	54,518	44,912
Reimbursed expenses	3,095	1,459	7,063	6,207
Land cost of sales	87	2,588	1,420	2,891
General and administrative expenses	5,684	6,338	23,208	24,166
Interest expense	5,997	6,281	23,933	27,784
Depreciation and amortization	11,719	9,267	43,559	34,580
Impairment losses	—	96,623	488	100,131
Separation expenses	1,118	4	1,985	197
Other	1,016	2,100	4,517	6,861

	43,698	135,933	160,691	247,729

LOSS ON EXTINGUISHMENT OF DEBT	—	—	(94)	(74)

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(4,448)	(102,290)	(12,507)	(118,757)
BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	30	(31)	(91)	186
INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	25,042	(25,767)	39,258	(18,299)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	20,624	(128,088)	26,660	(136,870)
GAIN ON SALE OF INVESTMENT PROPERTIES	3,907	3,317	4,053	3,494

INCOME (LOSS) FROM CONTINUING OPERATIONS	24,531	(124,771)	30,713	(133,376)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS:
Income (loss) from discontinued operations	1,034	(5,537)	(1,201)	1,390
Gain on sale of discontinued operations	10,200	6,082	18,407	8,519

	11,234	545	17,206	9,909

NET INCOME (LOSS)	35,765	(124,226)	47,919	(123,467)

NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(2,450)	(1,504)	(2,191)	(4,958)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	33,315	(125,730)	45,728	(128,425)

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)	(12,907)	(12,907)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$30,088	$(128,957)	$32,821	$(141,332)

PER COMMON SHARE INFORMATION—BASIC AND DILUTED:
Income (loss) from continuing operations attributable to controlling interest	$0.18	$(1.25)	$0.15	$(1.46)
Income (loss) from discontinued operations	0.11	0.01	$0.17	$0.10

Net income (loss) available to common stockholders	$0.29	$(1.24)	$0.32	$(1.36)

WEIGHTED AVERAGE SHARES—BASIC	104,109	103,712	104,117	103,651

WEIGHTED AVERAGE SHARES—DILUTED	104,132	103,712	104,125	103,651

DIVIDENDS PER COMMON SHARE	$0.045	$0.045	$0.180	$0.180

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

FUNDS FROM OPERATIONS

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011
Net Income (Loss) Available to Common Stockholders	$30,088	$(128,957)	$32,821	$(141,332)
Depreciation and amortization:
Consolidated properties	11,719	9,267	43,559	34,580
Discontinued properties	36	4,511	9,344	19,481
Share of unconsolidated joint ventures	2,584	2,566	10,230	10,357
Depreciation of non-real estate assets:
Consolidated properties	(232)	(365)	(1,075)	(1,688)
Discontinued properties	—	—	—	—
Share of unconsolidated joint ventures	—	(5)	(15)	(20)
Impairment loss on depreciable investment property net of amounts attributable to noncontrolling interests	1,558	7,632	11,748	7,632
Gain on sale of investment properties:
Consolidated properties	(3,907)	(3,317)	(4,053)	(3,494)
Discontinued properties, net of noncontrolling interests	(8,353)	(4,792)	(16,557)	(5,649)
Share of unconsolidated joint ventures	(23,153)	—	(30,662)	—
Gain on sale of undepreciated investment properties	3,752	3,258	3,693	3,258
Gain on sale of third party management and leasing business	75	—	7,459	—

Funds From Operations Available to Common Stockholders	$14,167	$(110,202)	$66,492	$(76,875)

Per Common Share—Basic and Diluted:
Net Income (Loss) Available	$.29	$(1.24)	$.32	$(1.36)

Funds From Operations	$.14	$(1.06)	$.64	$(.74)

Weighted Average Shares—Basic	104,109	103,712	104,117	103,651

Weighted Average Shares—Diluted	104,132	103,712	104,125	103,651

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

Management believes that FFO before special items provides analysts and investors with appropriate information related to its core operations and for the comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands, except share and per share amounts)

	December 31, 2012	December 31, 2011
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $255,128 and $289,473 in 2012 and 2011, respectively	$669,652	$884,652
Projects under development, net of accumulated depreciation of $183 in 2012	25,209	11,325
Land	42,187	67,327
Other	151	637

Total properties	737,199	963,941
OPERATING PROPERTIES AND RELATED ASSETS HELD FOR SALE, net of accumulated depreciation of $2,947 in 2012	1,866	—
CASH AND CASH EQUIVALENTS	176,892	4,858
RESTRICTED CASH	2,852	4,929
NOTES AND ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $1,743 and $5,100 in 2012 and 2011, respectively	9,972	11,359
DEFERRED RENTS RECEIVABLE	39,378	37,141
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	97,868	160,587
OTHER ASSETS	58,215	52,720

TOTAL ASSETS	$1,124,242	$1,235,535

LIABILITIES AND EQUITY
NOTES PAYABLE	$425,410	$539,442
ACCOUNTS PAYABLE AND ACCRUED EXPENSES	34,751	29,682
DEFERRED INCOME	11,888	17,343
OTHER LIABILITIES	9,240	8,910

TOTAL LIABILITIES	481,289	595,377
COMMITMENTS AND CONTINGENT LIABILITIES
REDEEMABLE NONCONTROLLING INTERESTS	—	2,763
STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2012 and 2011	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2012 and 2011	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,660,080 and 107,272,078 shares issued in 2012 and 2011, respectively	107,660	107,272
Additional paid-in capital	690,024	687,835
Treasury stock at cost, 3,570,082 shares in 2012 and 2011	(86,840)	(86,840)
Distributions in excess of cumulative net income	(260,104)	(274,177)

TOTAL STOCKHOLDERS’ INVESTMENT	620,342	603,692
Nonredeemable noncontrolling interests	22,611	33,703

TOTAL EQUITY	642,953	637,395

TOTAL LIABILITIES AND EQUITY	$1,124,242	$1,235,535

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

SAME PROPERTY INFORMATION

FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2012 AND 2011

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net Operating Income—Consolidated Properties
Rental property revenues	$33,394	$27,486	$125,607	$105,596
Rental property expenses	14,982	11,273	54,517	44,912

Net Operating Income—Consolidated Properties	18,412	16,213	71,090	60,684
Net Operating Income—Discontinued Operations
Rental property revenues	2,917	8,680	22,517	41,092
Rental property expenses	685	3,225	6,746	15,481

Net Operating Income—Discontinued Operations	2,232	5,455	15,771	25,611
Net Operating Income—Unconsolidated Joint Ventures	5,508	6,235	23,596	24,258

Total Net Operating Income	$26,152	$27,903	$110,457	$110,553

Net Operating Income:
Same property	19,589	19,723	77,775	76,127
Non-same property	6,563	8,180	32,682	34,426

Net Operating Income	$26,152	$27,903	$110,457	$110,553

This schedule shows same property net operating income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation. Same Property Net Operating Income includes those office and retail properties that have been fully operational in each of the comparable reporting periods. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

COUSINS PROPERTIES INCORPORATED

KEY PERFORMANCE INDICATORS

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
Property Statistics
Number of Operating Properties (1)	38	37	37	36	35	35	35	32	34	30	30
Rentable Square Feet (in thousands)	14,156	13,747	13,749	13,342	12,572	12,572	12,573	11,688	12,678	11,827	11,827
Leverage Ratios (2)
Debt/Total Market Capitalization	40%	39%	39%	45%	46%	46%	42%	39%	41%	36%	36%
Debt/Total Undepreciated Assets	35%	34%	34%	33%	37%	37%	38%	36%	38%	35%	35%
Debt + Preferred/Total Market Capitalization	50%	49%	48%	57%	57%	57%	52%	49%	51%	47%	47%
Debt + Preferred/Total Undepreciated Assets	43%	43%	43%	42%	46%	46%	47%	45%	47%	45%	45%
Coverage Ratios (2)
Interest Coverage	2.53	2.76	2.74	3.28	3.65	3.08	3.31	3.40	3.81	3.50	3.50
Fixed Charges Coverage	1.78	1.76	1.71	2.02	2.15	1.90	1.93	1.93	2.19	2.03	2.02
Debt/Annualized EBITDA	6.13	6.88	7.11	6.09	6.45	6.45	7.03	6.55	6.65	6.07	6.07
Dividend Ratios (2)
FFO Payout Ratio	111%	57%	43%	33%	-4%	-24%	35%	36%	18%	33%	28%
FFO Before Certain Charges Payout Ratio	72%	40%	42%	32%	29%	35%	37%	35%	29%	31%	33%
FAD Payout Ratio	226%	133%	297%	94%	-4%	-17%	55%	59%	25%	57%	43%
FAD Before Certain Charges Payout Ratio	107%	66%	246%	92%	51%	80%	61%	59%	51%	51%	55%
Operations Ratios (2)
General and Administrative Expenses/Revenues Including Discontinued Operations	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%	1.3%	1.2%	1.3%	1.2%

(1)	In the fourth quarter 2012, the Company combined 100 Northpoint Center East, 200 Northpoint Center East, 333 Northpoint Center East and 555 Northpoint Center East and reported them as one property. Previous quarters were restated to be consistent with the new presentation.
(2)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS—SUMMARY (1)

($ in thousands, except per share)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
NET OPERATING INCOME
OFFICE	72,792	18,608	18,780	18,848	19,151	75,387	20,598	20,013	20,452	19,844	80,907
RETAIL	31,729	8,430	7,443	7,672	8,038	31,583	8,658	7,415	7,168	6,188	29,429
OTHER	3,721	1,051	911	907	714	3,583	1	—	—	120	121

TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,257	27,428	27,620	26,152	110,457
SALES LESS COST OF SALES
LAND	12,502	296	425	686	3,829	5,236	385	89	378	4,063	4,915
OTHER	7,898	2,174	53	(2)	25	2,250	(1)	53	—	257	309

TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384	142	378	4,320	5,224
FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856	2,786	7,343	4,812	17,797
THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	4,789	836	16,365
OTHER INCOME	1,312	571	644	448	541	2,204	1,507	112	3,329	205	5,153

TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074	8,927	15,461	5,853	39,315
GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	—	—	—	—	—	7,384	75	7,459
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)
REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)
SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)	(79)	(574)	(1,118)	(1,985)
GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)	—	—	—	(94)
INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)
IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—	—	(488)	—	(488)
OTHER EXPENSES	(6,043)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)
INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)	(33)	(60)	30	(90)
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)	(228)	(261)	(232)	(1,090)
PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)

FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	14,167	66,492
WEIGHTED AVERAGE SHARES—BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000	104,165	104,193	104,109	104,117
WEIGHTED AVERAGE SHARES—DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000	104,165	104,203	104,132	104,125
FFO PER SHARE- BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13	0.13	0.25	0.14	0.64

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS—SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
191 PEACHTREE TOWER	13,117	3,228	3,238	3,641	3,937	14,044	3,789	3,745	3,899	3,789	15,222
TERMINUS 100	14,781	4,015	3,897	3,669	3,956	15,537	4,063	4,039	3,922	3,785	15,809
THE AMERICAN CANCER SOCIETY CENTER	10,818	2,771	2,995	2,927	2,878	11,571	2,872	2,581	2,744	2,832	11,029
PROMENADE	—	—	—	—	693	693	2,014	2,324	2,124	2,286	8,748
NORTH POINT CENTER EAST (2)	6,810	1,670	1,697	1,501	1,495	6,363	1,254	1,268	1,142	1,521	5,185
MERIDIAN MARK PLAZA	3,686	895	946	1,021	1,001	3,863	1,015	996	1,013	1,009	4,033
2100 ROSS AVENUE	—	—	—	—	—	—	—	—	876	635	1,511
LAKESHORE PARK PLAZA	2,203	546	505	490	558	2,099	559	559	513	535	2,166
THE POINTS AT WATERVIEW	1,927	415	423	523	463	1,824	504	557	516	488	2,065
600 UNIVERSITY PARK PLACE	1,526	182	300	352	355	1,189	384	354	376	388	1,502
OTHER	—	—	(4)	(3)	—	(7)	(5)	(29)	(3)	(8)	(45)

SUBTOTAL—OFFICE CONSOLIDATED	54,868	13,722	13,997	14,121	15,336	57,176	16,449	16,394	17,122	17,260	67,225
UNCONSOLIDATED PROPERTIES:
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,679	933	992	960	937	3,822	970	920	950	918	3,758
TERMINUS 200	62	14	67	140	242	463	358	374	439	374	1,545
GATEWAY VILLAGE (3)	1,208	302	302	302	302	1,208	302	302	302	302	1,208
SOLD UNCONSOLIDATED PROPERTIES (4)	7,345	2,127	1,975	2,024	2,036	8,162	2,045	1,692	1,538	1,020	6,295
OTHER	(52)	(19)	(14)	(20)	(10)	(63)	(14)	(17)	(18)	(2)	(51)

SUBTOTAL—OFFICE UNCONSOLIDATED	12,242	3,357	3,322	3,406	3,507	13,592	3,661	3,271	3,211	2,612	12,755
DISCONTINUED OPERATIONS OFFICE (5)	5,682	1,529	1,461	1,321	308	4,619	488	348	119	(28)	927
TOTAL—OFFICE NET OPERATING INCOME	72,792	18,608	18,780	18,848	19,151	75,387	20,598	20,013	20,452	19,844	80,907
RETAIL:
CONSOLIDATED PROPERTIES:
TIFFANY SPRINGS MARKETCENTER	3,311	856	875	901	875	3,507	897	864	889	893	3,543
MAHAN VILLAGE	—	—	—	—	—	—	—	—	55	259	314
OTHER	—	—	(3)	(1)	1	(3)	—	4	2	—	6

SUBTOTAL—RETAIL CONSOLIDATED	3,311	856	872	900	876	3,504	897	868	946	1,152	3,863
UNCONSOLIDATED PROPERTIES:
THE AVENUE MURFREESBORO	4,405	1,175	1,153	1,140	1,224	4,692	1,075	1,148	1,168	1,204	4,595
CW INVESTMENTS (6)	—	594	594	612	610	2,410	610	610	591	587	2,398
NORTH POINT MARKETCENTER	493	138	121	132	141	532	144	146	156	160	606
GREENBRIER MARKETCENTER	551	142	141	132	135	550	152	141	144	146	583
THE AVENUE VIERA	503	128	129	128	134	519	137	130	136	142	545
THE AVENUE EAST COBB	634	144	163	150	112	569	122	151	137	137	547
THE AVENUE WEST COBB	493	135	134	142	148	559	134	133	133	136	536
THE AVENUE PEACHTREE CITY	437	106	99	103	102	410	112	106	106	103	427
LOS ALTOS MARKETCENTER	220	84	10	60	67	221	71	53	56	85	265
VIERA MARKETCENTER	201	49	53	49	55	206	51	49	53	55	208
EMORY POINT	—	—	—	—	—	—	—	—	(9)	19	10
OTHER	—	—	(1)	(1)	—	(2)	—	(1)	—	—	(1)

SUBTOTAL—RETAIL UNCONSOLIDATED	7,937	2,695	2,596	2,647	2,728	10,666	2,608	2,666	2,671	2,774	10,719
DISCONTINUED OPERATIONS RETAIL (7)	20,481	4,879	3,975	4,125	4,434	17,413	5,153	3,881	3,551	2,262	14,847
TOTAL—RETAIL NET OPERATING INCOME	31,729	8,430	7,443	7,672	8,038	31,583	8,658	7,415	7,168	6,188	29,429
OTHER:
CONSOLIDATED PROPERTIES	96	1	—	—	—	1	—	—	—	—	—
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	—	—	—	—	—	—	—	—	—	122	122

SUBTOTAL—OTHER UNCONSOLIDATED	—	—	—	—	—	—	—	—	—	122	122
DISCONTINUED OPERATIONS OTHER (8)	3,625	1,050	911	907	714	3,582	1	—	—	(2)	(1)
TOTAL—OTHER NET OPERATING INCOME	3,721	1,051	911	907	714	3,583	1	—	—	120	121
TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,257	27,428	27,620	26,152	110,457

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS—SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES—CONSOLIDATED	6,941	96	4	7	3,275	3,382	385	89	378	4,063	4,915
LAND SALES LESS COST OF SALES—UNCONSOLIDATED	5,561	200	421	679	554	1,854	—	—	—	—	—

SUBTOTAL—LAND SALES LESS COST OF SALES	12,502	296	425	686	3,829	5,236	385	89	378	4,063	4,915
OTHER—CONSOLIDATED	7,425	2,157	20	—	—	2,177	—	55	—	226	281
OTHER —UNCONSOLIDATED	473	17	33	(2)	25	73	(1)	(2)	—	31	28

SUBTOTAL—OTHER SALES LESS COST OF SALES	7,898	2,174	53	(2)	25	2,250	(1)	53	—	257	309

TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384	142	378	4,320	5,224
FEE INCOME
DEVELOPMENT FEES	2,013	532	612	994	712	2,850	525	640	5,278	2,616	9,059
MANAGEMENT FEES (9)	9,662	2,377	2,176	2,198	2,106	8,857	2,099	2,051	1,944	2,070	8,164
LEASING & OTHER FEES	2,768	476	647	717	274	2,114	232	95	121	126	574

TOTAL—FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856	2,786	7,343	4,812	17,797
THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,239	249	271	266	588	1,374	314	272	296	37	919
MANAGEMENT FEES (10)	13,539	3,359	3,341	3,136	3,226	13,062	3,396	3,452	3,553	380	10,781
LEASING & OTHER FEES	4,199	480	993	1,996	1,454	4,923	1,001	2,305	940	419	4,665

TOTAL—THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	4,789	836	16,365
OTHER INCOME
TERMINATION FEES	457	428	369	368	384	1,549	43	21	—	64	128
TERMINATION FEES—DISCONTINUED OPERATIONS	105	24	—	—	53	77	192	13	3,232	75	3,512
INTEREST AND OTHER INCOME—CONTINUING OPERATIONS	775	135	203	96	105	539	1,289	92	98	72	1,551
INTEREST AND OTHER INCOME—DISCONTINUED OPERATIONS	(25)	(16)	72	(16)	(1)	39	(17)	(14)	(1)	(6)	(38)

TOTAL INTEREST INCOME & OTHER	1,312	571	644	448	541	2,204	1,507	112	3,329	205	5,153
TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074	8,927	15,461	5,853	39,315
GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	—	—	—	—	—	7,384	75	7,459
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)
REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,207)	(1,376)	(1,357)	(1,235)	(3,095)	(7,063)
SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)	(79)	(574)	(1,118)	(1,985)
GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)	(5,646)	(5,255)	(5,684)	(23,208)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)	—	—	—	(94)

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS—SUPPLEMENTAL DETAIL (1)

(in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,264)	(2,260)	(8,979)	(2,230)	(2,223)	(2,242)	(2,237)	(8,932)
TERMINUS 100	(11,135)	(1,842)	(1,835)	(1,829)	(1,822)	(7,328)	(1,816)	(1,808)	(1,802)	(1,795)	(7,221)
191 PEACHTREE TOWER	—	—	—	—	—	—	(28)	(891)	(891)	(891)	(2,701)
UNSECURED CREDIT FACILITY	(5,235)	(1,475)	(1,480)	(1,665)	(1,585)	(6,205)	(1,648)	(777)	(725)	(562)	(3,712)
MERIDIAN MARK PLAZA	(1,763)	(409)	(408)	(407)	(406)	(1,630)	(404)	(403)	(402)	(400)	(1,609)
THE POINTS AT WATERVIEW	(983)	(242)	(240)	(239)	(237)	(958)	(235)	(234)	(232)	(230)	(931)
MAHAN VILLAGE	—	—	—	—	—	—	—	(20)	(43)	(59)	(122)
NORTH POINT CENTER EAST (2)	(3,264)	(809)	(653)	(334)	(334)	(2,130)	(332)	(8)	—	—	(340)
600 UNIVERSITY PARK PLACE	(933)	(230)	(229)	(100)	—	(559)	—	—	—	—	—
LAKESHORE PARK PLAZA	(1,112)	(275)	(273)	—	—	(548)	—	—	—	—	—
OTHER	(235)	(47)	—	—	—	(47)	(1)	—	—	—	(1)
UNSECURED TERM LOAN	(3,538)	—	—	—	—	—	—	—	—	—	—
CAPITALIZED	—	—	—	237	363	600	426	489	544	177	1,636

SUBTOTAL—CONSOLIDATED	(37,180)	(7,544)	(7,358)	(6,601)	(6,281)	(27,784)	(6,268)	(5,875)	(5,793)	(5,997)	(23,933)
UNCONSOLIDATED DEBT:
THE AVENUE MURFREESBORO	(1,409)	(458)	(417)	(484)	(453)	(1,812)	(444)	(437)	(438)	(430)	(1,749)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,472)	(364)	(361)	(359)	(357)	(1,441)	(355)	(353)	(351)	(349)	(1,408)
TERMINUS 200	(155)	(89)	(93)	(98)	(113)	(393)	(126)	(129)	(129)	(128)	(512)
EMORY POINT	—	—	—	—	—	—	—	—	—	(59)	(59)
THE AVENUE EAST COBB	(246)	(49)	(49)	(49)	(49)	(196)	(49)	(48)	(48)	(48)	(193)
TEN PEACHTREE PLACE	(752)	(184)	(183)	(182)	(181)	(730)	(180)	(80)	—	—	(260)
TEMCO ASSOCIATES	(109)	(26)	(26)	(25)	(21)	(98)	(25)	(15)	—	—	(40)
CL REALTY	(109)	(22)	(18)	(15)	(6)	(61)	—	—	—	—	—

SUBTOTAL—UNCONSOLIDATED	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)	(1,062)	(966)	(1,014)	(4,221)
TOTAL INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)	(6,937)	(6,759)	(7,011)	(28,154)
IMPAIRMENT LOSSES
IMPAIRMENT LOSS—CONSOLIDATED	(2,554)	(3,508)	—	—	(96,623)	(100,131)	—	—	(488)	—	(488)
IMPAIRMENT LOSS—OTHER	(3,746)	—	—	—	—	—	—	—	—	—	—
IMPAIRMENT LOSS—UNCONSOLIDATED INVESTMENTS	—	—	(250)	—	(28,753)	(29,003)	—	—	—	—	—

TOTAL—IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—	—	(488)	—	(488)
OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,540)	(581)	(681)	(613)	(212)	(2,087)	(574)	(631)	(608)	(604)	(2,415)
PROPERTY TAXES & OTHER HOLDING COSTS	(3,158)	(803)	(555)	(522)	(514)	(2,394)	(433)	(320)	(518)	(467)	(1,738)
PREDEVELOPMENT & OTHER	(1,258)	(59)	(117)	(164)	(1,234)	(1,574)	(187)	(76)	(1,397)	37	(1,623)
ACQUISITION COSTS	—	—	—	(102)	(366)	(468)	(78)	(67)	(350)	(299)	(794)
OTHER—UNCONSOLIDATED	914	43	—	(413)	(97)	(467)	(279)	(138)	(167)	(55)	(639)

TOTAL—OTHER EXPENSES	(6,042)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,551)	(1,232)	(3,040)	(1,388)	(7,209)
INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)	(33)	(60)	30	(90)
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,884)	(563)	(372)	(388)	(365)	(1,688)	(364)	(223)	(256)	(232)	(1,075)
DISCONTINUED OPERATIONS	(5)	—	—	—	—	—	—	—	—	—	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(22)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(5)	—	(15)

TOTAL—NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)	(228)	(261)	(232)	(1,090)
PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	14,167	66,492
WEIGHTED AVERAGE SHARES—BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000	104,165	104,193	104,109	104,117
WEIGHTED AVERAGE SHARES—DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000	104,165	104,203	104,132	104,125
FFO PER SHARE—BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13	0.13	0.25	0.14	0.64

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.
(2)	In the fourth quarter 2012, the Company combined 100 Northpoint Center East, 200 Northpoint Center East, 333 Northpoint Center East and 555 Northpoint Center East and reported them as one property. Previous quarters were restated to be consistent with the new presentation.
(3)	The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.
(4)	In the fourth quarter 2012, the Company combined Palisades West, Ten Peachtree Place and Presbyterian Medical Plaza into one line—Sold Unconsolidated Properties. Previous quarters were restated to be consistent with the new presentation.
(5)	Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, 8995 Westside Parkway, Galleria 75 and Inhibitex.
(6)	The Company recognizes a 16.00% return on its investment in CW Investments as NOI from this investment. As of December 31, 2012, its investment in CW Investments was $14.4 million. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village and Highland City Town Center. See Joint Information included herein for further details.
(7)	Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: The Avenue Forsyth, The Avenue Webb Gin, The Avenue Collierville and San Jose MarketCenter.
(8)	Discontinued Other Properties includes the discontinued NOI for the following consolidated Industrial Properties: King Mill Building 3, Jefferson Mill Building A and Lakeside Building 20.
(9)	Management Fees include reimbursed expenses that are included in the “Reimbursed Expenses” line item.
(10)	Management Fees related to third party management fee revenues include reimbursed expenses that are included in the “Third Party Management and Leasing Expenses” line item.

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended December 31, 2012

					Company’s Share
Property Description		Metropolitan Area	Rentable Square Feet	Company’s Ownership Interest	End of Period Leased	Weighted Average Occupancy (1)	% of Total Net Operating Income (2)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	Terminus 100	Atlanta	655,000	100.00%	96%	95%	17%	136,123
	191 Peachtree Tower	Atlanta	1,222,000	100.00%	87%	82%	17%	100,000
	The American Cancer Society Center	Atlanta	996,000	100.00%	82%	83%	12%	134,243
	Promenade (3)	Atlanta	775,000	100.00%	73%	66%	10%	—
	North Point Center East (4)	Atlanta	540,000	100.00%	91%	92%	7%	—
	Meridian Mark Plaza	Atlanta	160,000	100.00%	98%	98%	4%	26,194
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	99%	99%	4%	23,248
	Terminus 200 (5)	Atlanta	566,000	20.00%	88%	88%	2%	14,868
	Inhibitex (6)	Atlanta	51,000	100.00%	0%	0%	0%	—

	GEORGIA		5,323,000				73%	434,676
	2100 Ross Avenue	Dallas	844,000	100.00%	65%	66%	3%	—
	The Points at Waterview	Dallas	203,000	100.00%	90%	90%	2%	15,651

	TEXAS		1,047,000				5%	15,651
	Lakeshore Park Plaza (3)	Birmingham	197,000	100.00%	98%	96%	2%	—
	600 University Park Place (3)	Birmingham	123,000	100.00%	98%	94%	2%	—

	ALABAMA		320,000				4%	—
	Gateway Village (5)	Charlotte	1,065,000	50.00%	100%	100%	1%	34,121

	NORTH CAROLINA		1,065,000				1%	34,121

	TOTAL OFFICE PROPERTIES		7,755,000				83%	484,448

II.	RETAIL PROPERTIES
	The Avenue West Cobb	Atlanta	256,000	11.50%	94%	95%	1%	—
	North Point MarketCenter	Atlanta	401,000	10.32%	100%	100%	1%	—
	The Avenue East Cobb	Atlanta	230,000	11.50%	86%	86%	0%	4,073
	The Avenue Peachtree City	Atlanta	183,000	11.50%	92%	91%	0%	—
	Emory Point	Atlanta	80,000	75.00%	82%	79%	0%	7,180

	GEORGIA		1,150,000				2%	11,253
	The Avenue Murfreesboro	Nashville	751,000	50.00%	88%	87%	5%	47,270
	Mt. Juliet Village (5)	Nashville	91,000	50.50%	80%	80%	1%	3,106
	The Shops of Lee Village (5)	Nashville	74,000	50.50%	89%	83%	0%	2,803
	Creek Plantation Village (5)	Chattanooga	78,000	50.50%	98%	91%	0%	3,069

	TENNESSEE		994,000				6%	56,248
	Tiffany Springs MarketCenter	Kansas City	238,000	88.50%	87%	86%	4%	—

	MISSOURI		238,000				4%	—
	Highland City Town Center (5)	Lakeland	96,000	50.50%	87%	87%	1%	5,286
	The Avenue Viera	Viera	332,000	11.50%	96%	96%	1%	—
	Mahan Village (3)	Tallahassee	147,000	100.00%	88%	55%	1%	13,027
	Viera MarketCenter	Viera	178,000	11.50%	94%	97%	0%	—

	FLORIDA		753,000				3%	18,313
	Greenbrier MarketCenter	Chesapeake	376,000	10.32%	100%	100%	1%	—

	VIRGINIA		376,000				1%	—
	Los Altos MarketCenter	Long Beach	157,000	10.32%	100%	94%	0%	—

	CALIFORNIA		157,000				0%	—

	TOTAL RETAIL PROPERTIES		3,668,000				16%	85,814

III.	APARTMENTS

	Emory Point	Atlanta	404,000	75.00%	30%	21%	1%	25,456

	GEORGIA

	TOTAL PORTFOLIO		11,827,000				100%	595,718

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Calculation is based on amounts for the three months ended December 31, 2012.
(3)	This property is shown as 100% as it is owned through a consolidated joint venture. See Joint Venture Information included herein for further details.
(4)	Contains 4 Buildings—100 North Point Center East, 200 North Point Center East, 333 North Point Center East and 555 North Point Center East.
(5)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(6)	This property is classified as held for sale as of December 31, 2012.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE

LEASING AND OCCUPANCY

					Weighted	Weighted	Weighted
		Percent	Percent	Percent	Average	Average	Average
		Leased	Leased	Leased	Occupancy	Occupancy	Occupancy
Property Description		4Q11	3Q12	4Q12	4Q 11 (1)	3Q 12 (1)	4Q 12 (1)
I.	OFFICE PROPERTIES
	Terminus 100	97%	96%	96%	97%	94%	95%
	191 Peachtree Tower	82%	87%	87%	79%	82%	82%
	The American Cancer Society Center	83%	83%	82%	86%	84%	83%
	Meridian Mark Plaza	97%	98%	98%	97%	97%	98%
	Emory University Hospital Midtown Medical Office Tower	100%	99%	99%	100%	96%	99%
	North Point Center East (2)	91%	94%	91%	94%	82%	92%
	Terminus 200	87%	88%	88%	63%	88%	88%

	GEORGIA—Company Share (3)	87%	89%	89%	87%	86%	87%
	The Points at Waterview	88%	90%	90%	86%	90%	90%

	TEXAS—Company Share (3)	88%	90%	90%	86%	90%	90%
	Lakeshore Park Plaza	95%	97%	98%	96%	96%	96%
	600 University Park Place	93%	95%	98%	92%	94%	94%

	ALABAMA—Company Share (3)	94%	96%	98%	94%	95%	95%
	Gateway Village	100%	100%	100%	100%	100%	100%

	NORTH CAROLINA—Company Share (3)	100%	100%	100%	100%	100%	100%

	TOTAL OFFICE PROPERTIES—Company Share (3)	89%	91%	91%	89%	88%	89%

II.	RETAIL PROPERTIES
	The Avenue West Cobb	96%	95%	94%	98%	96%	95%
	North Point MarketCenter	100%	100%	100%	91%	100%	100%
	The Avenue East Cobb	86%	86%	86%	78%	86%	86%
	The Avenue Peachtree City	89%	94%	92%	90%	89%	91%

	GEORGIA—Company Share (3)	94%	95%	94%	90%	94%	94%
	The Avenue Murfreesboro	88%	88%	88%	86%	87%	87%
	Mt. Juliet Village	80%	80%	80%	77%	80%	80%
	The Shops of Lee Village	83%	87%	89%	79%	83%	83%
	Creek Plantation Village	93%	93%	98%	92%	93%	91%

	TENNESSEE—Company Share (3)	87%	87%	88%	85%	87%	87%
	Tiffany Springs MarketCenter	83%	87%	87%	83%	84%	86%

	MISSOURI—Company Share (3)	83%	87%	87%	83%	84%	86%
	Highland City Town Center	87%	87%	87%	87%	87%	87%
	The Avenue Viera	97%	97%	96%	97%	95%	96%
	Viera MarketCenter	94%	96%	94%	96%	95%	97%

	FLORIDA—Company Share (3)	92%	92%	92%	92%	91%	92%
	Greenbrier MarketCenter	100%	100%	100%	100%	100%	100%

	VIRGINIA—Company Share (3)	100%	100%	100%	100%	100%	100%
	Los Altos MarketCenter	100%	100%	100%	98%	99%	94%

	CALIFORNIA—Company Share (3)	100%	100%	100%	98%	99%	94%

	TOTAL RETAIL PROPERTIES—Company Share (3)	88%	89%	90%	87%	88%	89%

	TOTAL PORTFOLIO—Company Share (3)	89%	91%	91%	89%	88%	89%

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Contains 4 Buildings—100 North Point Center East, 200 North Point Center East, 333 North Point Center East and 555 North Point Center East.
(3)	Company Share represents the applicable percentage weighted for the Company’s ownership interest.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE (1)

NET OPERATING INCOME

($ in thousands)

	Three Months Ended			Q4 ‘12 vs. Q4 ‘11 % Change	Q4 ‘12 vs. Q3 ‘12 % Change
	December 31, 2012	December 31, 2011	September 30, 2012
Rental Property Revenues (2)
Office	26,830	26,693	27,241	0.5%	-1.5%
Retail	4,830	4,701	4,843	2.7%	-0.3%

Total Rental Property Revenues	31,660	31,394	32,084	0.8%	-1.3%
Rental Property Operating Expenses (2)
Office	10,889	10,569	11,425	3.0%	-4.7%
Retail	1,183	1,102	1,274	7.4%	-7.1%

Total Rental Property Operating Expenses	12,072	11,671	12,699	3.4%	-4.9%
Same Property Net Operating Income
Office	15,942	16,124	15,816	-1.1%	0.8%
Retail	3,647	3,599	3,569	1.3%	2.2%

Total Same Property Net Operating Income	19,589	19,723	19,385	-0.7%	1.1%

	Three Months Ended			Q4 ‘12 vs. Q4 ‘11 % Change	Q4 ‘12 vs. Q3 ‘12 % Change
	December 31, 2012	December 31, 2011	September 30, 2012
Cash Basis Same Property Net Operating Income (3)
Office	15,359	15,319	15,434	0.3%	-0.5%
Retail	3,597	3,537	3,484	1.7%	3.3%

Total Cash Basis Same Property Net Operating Income	18,956	18,856	18,918	0.5%	0.2%

	Year Ended
	December 31,
	2012	2011	% Change
Rental Property Revenues (2)
Office	107,451	106,599	0.8%
Retail	19,308	19,203	0.5%

Total Rental Property Revenues	126,759	125,802	0.8%
Rental Property Operating Expenses
Office	43,923	44,610	-1.5%
Retail	5,061	5,067	-0.1%

Total Rental Property Operating Expenses	48,984	49,677	-1.4%
Same Property Net Operating Income
Office	63,528	61,990	2.5%
Retail	14,247	14,137	0.8%

Total Same Property Net Operating Income	77,775	76,127	2.2%

	Year Ended
	December 31,
	2012	2011	% Change
Cash Basis Same Property Net Operating Income (3)
Office	61,257	56,706	8.0%
Retail	13,977	13,823	1.1%

Total Cash Basis Same Property Net Operating Income	75,234	70,529	6.7%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2011, excluding properties subsequently sold.
(2)	Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3)	Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED

SQUARE FEET EXPIRING

As of December 31, 2012

OFFICE

As of December 31, 2012, the Company’s office portfolio included 14 commercial office properties. The weighted average remaining lease term of these office properties was approximately six years as of December 31, 2012. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2022 &
	2013	2014	2015	2016	2017	2018	2019	2020	2021	Thereafter	Total
Company Share
Square Feet Expiring	341,823	324,807	507,656	855,524	653,729	333,857	338,038	290,306	502,502	1,429,527	5,577,769
% of Leased Space	6%	6%	9%	15%	12%	6%	6%	5%	9%	26%	100%
Annual Contractual Rent ($000’s) (1)	$6,684	$6,734	$11,268	$16,194	$15,742	$9,208	$8,260	$7,889	$12,707	$34,017	$128,703
Annual Contractual Rent/Sq. Ft. (1)	$19.55	$20.73	$22.20	$18.93	$24.08	$27.58	$24.43	$27.17	$25.29	$23.80	$23.07

RETAIL

As of December 31, 2012, the Company’s retail portfolio included 16 retail properties. The weighted average remaining lease term of these retail properties was approximately nine years as of December 31, 2012. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2022 &
	2013	2014	2015	2016	2017	2018	2019	2020	2021	Thereafter	Total
Company Share
Square Feet Expiring (2)	44,332	51,254	55,863	66,176	90,812	214,923	150,656	32,593	19,027	363,070	1,088,706
% of Leased Space	4%	5%	5%	6%	8%	20%	14%	3%	2%	33%	100%
Annual Contractual Rent ($000’s) (1)	$911	$952	$1,047	$1,226	$1,908	$4,420	$2,971	$624	$527	$3,844	$18,430
Annual Contractual Rent/Sq. Ft. (1)	$20.55	$18.58	$18.75	$18.53	$21.01	$20.57	$19.72	$19.16	$27.71	$10.59	$16.93

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED

TOP 20 TENANTS

As of December 31, 2012

Tenant (1)	Product Type	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)
1. Deloitte & Touche	Office	5%	10
2. American Cancer Society	Office	4%	10
3. Smith, Gambrell & Russell, LLP	Office	4%	9
4. CB Richard Ellis, Inc.	Office	3%	7
5. Internap Network Services	Office	3%	7
6. US South Communications	Office	3%	9
7. Bank of America (3)	Office	2%	4
8. MedAssets Net Revenue Systems, LLC	Office	2%	2
9. Morgan Stanley	Office	2%	6
10. tvsdesign	Office	2%	11
11. Emory University	Office	2%	4
12. Bombardier Aerospace Corporation	Office	2%	10
13. Publix	Retail	2%	16
14. Wells Fargo Bank, N.A.	Office	1%	4
15. Northside Hospital	Office	1%	2
16. Cumulus Media, Inc.	Office	1%	5
17. Georgia Lottery Corporation	Office	1%	11
18. Premiere Global Services, Inc.	Office	1%	6
19. Synovus	Office	1%	4
20. Children’s Healthcare of Atlanta	Office	1%	10

		43%	8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.
(3)	A portion of the Company’s economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED

DEVELOPMENT PIPELINE (1)

As of December 31, 2012

($ in thousands)

Project	Metropolitan Area	Company’s Ownership Interest		Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Number of Apartment Units/Square Feet	Percent Leased	Actual Opening (3)	Estimated Stabilization(4)
Emory Point (Phase I)	Atlanta, GA	75%		$102,300	$83,238
Apartments						443	30%	3Q 12	2Q 14
Retail						80,000	82%	4Q 12	4Q 13
Mahan Village	Tallahassee, FL	100	%(5)	$25,800	$23,909
Retail						147,000	88%	3Q 12	3Q 13

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2)	Amount represents 100% of the estimated project cost. The projects are being funded with a combination of equity from the partners and $61.1 million and $15 million of construction loans for Emory Point and Mahan Village, respectively. As of December 31, 2012, $43.5 million and $13.0 million were outstanding under the Emory Point and Mahan Village loans, respectively.
(3)	Actual opening represents the quarter within which the first retail space was open for operations and the quarter that the first apartment unit was occupied.
(4)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 90% economic occupancy.
(5)	Company’s ownership interest is shown at 100% as Mahan Village is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF LAND HELD

As of December 31, 2012

	Metropolitan Area	Company’s Ownership Interest	Developable Land Area (Acres)
COMMERCIAL
Jefferson Mill Business Park	Atlanta	100.00%	123
Wildwood Office Park	Atlanta	50.00%	40
North Point	Atlanta	100.00%	37
Wildwood Office Park	Atlanta	100.00%	23
The Avenue Forsyth-Adjacent Land	Atlanta	100.00%	11
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1

Georgia			235

Round Rock	Austin	100.00%	60
Research Park V	Austin	100.00%	6

Texas			66

Highland City Town Center -Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55

Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	6
The Avenue Murfreesboro-Outparcels (2) (3)	Nashville	50.00%	5

Tennessee			11

Tiffany Springs MarketCenter-Outparcels (2)	Kansas City	100.00%	12

Missouri			12

TOTAL COMMERCIAL LAND ACRES HELD			379

COMPANY’S SHARE OF TOTAL ACRES			325

COST BASIS OF COMMERCIAL LAND HELD			$64,124

COMPANY’S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$38,002

RESIDENTIAL (4)
Paulding County	Atlanta	50.00%	5,565
Blalock Lakes	Atlanta	100.00%	2,800
Callaway Gardens (5)	Atlanta	100.00%	218
The Lakes at Cedar Grove	Atlanta	100.00%	25
Longleaf at Callaway	Atlanta	100.00%	4

Georgia			8,612

Padre Island	Corpus Christi	50.00%	15

Texas			15

TOTAL RESIDENTIAL LAND ACRES HELD			8,627

COMPANY’S SHARE OF TOTAL ACRES			5,837

COST BASIS OF RESIDENTIAL LAND HELD			$27,434

COMPANY’S SHARE OF COST BASIS OF RESIDENTIAL LAND HELD			$21,335

GRAND TOTAL COMPANY’S SHARE OF ACRES			6,162

GRAND TOTAL COMPANY’S SHARE OF COST BASIS OF LAND HELD			$59,337

(1)	Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2)	Land relates to outparcels available for sale or ground lease.
(3)	This project is owned through a joint venture with a third party who has contributed equity. See Joint Venture Information included herein for further details.
(4)	Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(5)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of December 31, 2012

($ in thousands)

Description (Interest Rate Base, if not fixed)	Company’s Ownership Interest		Rate End of Quarter	Maturity Date	Company’s Share of Debt Maturities and Principal Payments							Company’s Share Recourse (1)
					2013	2014	2015	2016	2017	Thereafter	Total
CONSOLIDATED DEBT
Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00	%(3)	1.86%	9/12/2014	—	13,027	—	—	—	—	13,027	3,257
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (2)	100.00%		1.71%	2/28/2016	—	—	—	—	—	—	—	—

Total Floating Rate Debt					—	13,027	—	—	—	—	13,027	3,257

Fixed Rate Debt
Callaway Gardens	100.00%		4.13%	11/18/2013	172	—	—	—	—	—	172	—
The Points at Waterview	100.00%		5.66%	1/1/2016	512	541	573	14,025	—	—	15,651	—
The American Cancer Society Center (4)	100.00%		6.45%	9/1/2017	1,528	1,632	1,741	1,834	127,508	—	134,243	—
191 Peachtree Tower	100.00%		3.35%	10/1/2018	—	—	—	1,305	2,013	96,682	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/2020	381	405	430	456	484	24,038	26,194	—
Terminus 100	100.00%		5.25%	1/1/2023	2,182	2,300	2,424	2,554	2,691	123,972	136,123	—

Total Fixed Rate Debt					4,775	4,878	5,168	20,174	132,696	244,692	412,383	—

TOTAL CONSOLIDATED DEBT					4,775	17,905	5,168	20,174	132,696	244,692	425,410	3,257

UNCONSOLIDATED DEBT
Floating Rate Debt
The Avenue Murfreesboro (LIBOR + 3.0%; $97.5mm facility) (5)	50.00%		3.21%	12/31/2013	47,270	—	—	—	—	—	47,270	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.71%	12/31/2013	14,868	—	—	—	—	—	14,868	—
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.06%	6/28/2014	—	32,636	—	—	—	—	32,636	11,456
Highland City Town Center (LIBOR + 2.65%)	50.50	%(3)	2.86%	1/1/2016	109	116	123	4,938	—	—	5,286	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(3)	2.86%	1/1/2016	64	67	71	2,867	—	—	3,069	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(3)	3.06%	1/1/2016	51	58	62	2,935	—	—	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(3)	3.06%	1/1/2016	46	53	56	2,648	—	—	2,803	1,388

Total Floating Rate Debt					62,408	32,930	312	13,388	—	—	109,038	40,602

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%	6/1/2013	23,248	—	—	—	—	—	23,248	—
Gateway Village (6)	50.00%		6.41%	12/1/2016	7,917	8,439	8,997	8,768	—	—	34,121	—
The Avenue East Cobb	11.50%		4.52%	12/1/2017	74	78	81	85	3,755	—	4,073	—

Total Fixed Rate Debt					31,239	8,517	9,078	8,853	3,755	—	61,442	—

TOTAL UNCONSOLIDATED DEBT					$93,647	$41,447	$9,390	$22,241	$3,755	$—	$170,480	$40,602

TOTAL DEBT					$98,422	$59,352	$14,558	$42,415	$136,451	$244,692	$595,890	$43,859

TOTAL MATURITIES (7)					$85,558	$45,663	$—	$27,413	$131,263	$227,841	$517,739

% OF MATURITIES					17%	9%	0%	5%	25%	44%	100%

Floating and Fixed Rate Debt Analysis
	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$122,065	20%	2.67%	1.4
Fixed Rate Debt	473,825	80%	5.35%	6.3

Total Debt	$595,890	100%	4.80%	5.3

(1)	Non-recourse loans are subject to customary carve-outs.
(2)	Total borrowing capacity of the Credit Facility at December 31, 2012 was 269.2 million. The spread over LIBOR at December 31, 2012 was 1.50%.
(3)	The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(4)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5)	CF Murfreesboro Associates amended this note in the fourth quarter of 2012. The amendment extended the maturity date, reduced the amount available to $97.5 million, and reduced the interest rate spread over LIBOR to 2.5% for the last 5 months of the term.
(6)	See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(7)	Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED

JOINT VENTURE INFORMATION

As of December 31, 2012

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting

CP Venture Five	The Avenue West Cobb, The Avenue East Cobb, The Avenue Peachtree City, The Avenue Viera, Viera MarketCenter	11.5% of operating cash flows.	11.5% of proceeds.	Recognize 11.5% of net income from venture.

Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	Cousins receives 50% of proceeds after partner receives distributions equal to Cousins. Cousins distributions are capped at a cumulative 17% IRR.	Recognize 11.46% of invested capital each period.

CF Murfreesboro Associates	The Avenue Murfreesboro	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

CP Venture Two LLC	Greenbrier MarketCenter, Los Altos MarketCenter, North Point MarketCenter	10.4% of operating cash flows.	10.4% of proceeds.	Recognize 10.4% of net income from venture.

MSREF/Cousins Terminus 200 LLC	Terminus 200	20% of operating cash flows until Morgan Stanley receives a 15% IRR. Then, 30% of operating cash flows until Morgan Stanley receives a 20% IRR. Thereafter, 40% of operating cash flows.	Same as operating cash flows.	Recognize 20% of net income from venture.

CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	Cousins receives all proceeds until it receives a 16% IRR. Then, Watkins receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.

Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

EP I LLC	Emory Point	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.

Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of Operating Cash Flows.	50% of proceeds.	Recognize 50% of net income from venture.

Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Consolidated Joint Ventures

CP Venture Six	Tiffany Springs MarketCenter, Promenade	Cousins receives all operating cash flow after partner receives preferred return of 6.5%.	Cousins receives 88.5% of proceeds from non-liquidating capital transactions. Upon liquidation, Cousins receives proceeds equal to an 8.5% IRR after partner receives an 8.5% IRR. Thereafter, Cousins receives 88.5% of proceeds.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest for operating cash flows based on amounts earned by partner. Recognize additional minority interest to arrive at 8.5% IRR as assets are sold.

Cousins/Callaway LLC	Land	Cousins receives the first $2.0 million of cash flow; 77% of the next $17.7 million of cash flow; 50% of remaining cash flow until it receives an IRR of 20%; 40% of remaining until it receives an IRR of 25%; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

Cousins/Daniel LLC	Lakeshore Park Plaza, 600 University Park Place	Through preferred returns, Cousins receives all operating cash flows.	Cousins receives all capital proceeds.	Recognize revenues and expenses as if a wholly-owned property. No minority interest currently recorded.

Mahan Village LLC	Mahan Village	Cousins receives preferred return of 9% and receives 87% of remainder after partner receives 9% preferred return.	Cousins receives all proceeds until it obtains a 16% IRR. Cousins receives 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	5,363	1,896	6,357	5,821	2,528	16,602	1,933	2,393	4,825	4,031	13,181
SECOND GENERATION BUILDING IMPROVEMENTS	624	25	24	35	380	464	155	730	137	250	1,271

	5,987	1,921	6,381	5,856	2,908	17,067	2,087	3,122	4,962	4,281	14,453
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,613	51	44	372	1,607	2,074	246	64	116	180	605

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	8,600	1,972	6,425	6,228	4,515	19,140	2,333	3,186	5,077	4,461	15,058
NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	54,867	13,721	13,998	14,122	15,336	57,177	16,451	16,395	17,121	17,260	67,227
RETAIL CONSOLIDATED PROPERTIES	3,311	856	872	900	876	3,504	897	868	946	1,152	3,863
OTHER RENTAL OPERATIONS - CONSOLIDATED	96	1	—	—	—	1	—	—	—	—	—

NET OPERATING INCOME - CONSOLIDATED	58,274	14,578	14,870	15,023	16,213	60,684	17,348	17,263	18,067	18,412	71,090
RENTAL PROPERTY REVENUES	101,715	25,204	26,114	26,792	27,486	105,596	29,573	30,219	32,421	33,394	125,607
RENTAL PROPERTY OPERATING EXPENSES	(43,441)	(10,626)	(11,244)	(11,769)	(11,273)	(44,912)	(12,225)	(12,956)	(14,354)	(14,982)	(54,517)

NET OPERATING INCOME - CONSOLIDATED	58,274	14,578	14,870	15,023	16,213	60,684	17,348	17,263	18,067	18,412	71,090
INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	46,613	11,089	10,574	10,749	8,680	41,092	7,919	6,455	5,226	2,917	22,517
RENTAL PROPERTY OPERATING EXPENSES	(16,824)	(3,631)	(4,228)	(4,397)	(3,224)	(15,480)	(2,279)	(2,228)	(1,554)	(685)	(6,746)

NET OPERATING INCOME	29,789	7,458	6,346	6,352	5,456	25,612	5,640	4,227	3,672	2,232	15,771
TERMINATION FEES	105	24	—	—	53	77	192	13	3,232	75	3,512
INTEREST AND OTHER INCOME (EXPENSE)	(25)	(16)	72	(16)	(1)	39	(17)	(14)	(1)	(6)	(38)
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(5)	—	—	—	—	—	—	—	—	—	—

FFO FROM DISCONTINUED OPERATING PROPERTIES	29,864	7,466	6,418	6,336	5,508	25,728	5,815	4,226	6,903	2,301	19,245
THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	4,789	836	16,365
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(4,260)	(508)	(13,675)

FFO FROM THIRD PARTY MANAGEMENT AND LEASING	1,584	(5)	525	1,157	1,097	2,774	411	1,422	529	328	2,690
FFO FROM DISCONTINUED OPERATIONS	31,448	7,461	6,943	7,493	6,605	28,502	6,226	5,648	7,432	2,629	21,935
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(23,268)	(5,150)	(5,087)	(4,733)	(4,511)	(19,481)	(3,741)	(2,468)	(3,099)	(36)	(9,344)
IMPAIRMENT LOSSES	—	—	—	—	(7,632)	(7,632)	(12,233)	—	—	(1,558)	(13,791)

INCOME FROM DISCONTINUED OPERATIONS	8,180	2,311	1,856	2,760	(5,537)	1,390	(9,749)	3,180	4,333	1,035	(1,200)

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES—CONSOLIDATED:
RESIDENTIAL LOT SALES	2,514	165	80	165	2,605	3,015	949	535	732	400	2,616
OUTPARCEL SALES	13,429	—	—	—	—	—	—	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	15,943	165	80	165	2,605	3,015	949	535	732	400	2,616
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES—CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,940	119	76	158	2,588	2,941	564	416	354	87	1,420
OUTPARCEL COST OF SALES	8,759	(50)	—	—	—	(50)	—	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES—CONSOLIDATED	10,699	69	76	158	2,588	2,891	564	416	354	87	1,420
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,697	—	—	—	3,258	3,258	—	(30)	—	—	(30)

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES—CONSOLIDATED	6,941	96	4	7	3,275	3,382	385	90	378	313	1,166
SUMMARY—CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	574	46	4	7	17	74	385	120	378	313	1,196
OUTPARCEL SALES LESS COST OF SALES	4,670	50	—	—	—	50	—	—	—	—	—
TRACT SALES LESS COST OF SALES	1,697	—	—	—	3,258	3,258	—	(30)	—	3,750	3,720

TOTAL CONSOLIDATED SALES LESS COST OF SALES	6,941	96	4	7	3,275	3,382	385	90	378	4,063	4,916
OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES—CONSOLIDATED:
OTHER SALES	34,442	4,657	7	—	—	4,664	—	174	—	520	694
OTHER COST OF SALES	(27,017)	(2,500)	13	—	—	(2,487)	—	(119)	—	(294)	(413)

OTHER SALES LESS COST OF SALES—CONSOLIDATED	7,425	2,157	20	—	—	2,177	—	55	—	226	281
UNCONSOLIDATED:
OTHER SALES—UNCONSOLIDATED:
OTHER SALES	389	—	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	(266)	(5)	—	—	—	(5)	—	—	—	—	—
OTHER, NET	350	22	33	(2)	25	77	(1)	(2)	—	31	28

OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	473	17	33	(2)	25	72	(1)	(2)	—	31	28

TOTAL OTHER SALES FFO	7,898	2,174	53	(2)	25	2,249	(1)	53	—	257	309
UNCONSOLIDATED:
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES—UNCONSOLIDATED:
RESIDENTIAL LOT SALES	7,768	1,186	2,229	1,875	2,053	7,343	—	—	—	—	—
OUTPARCEL SALES	516	—	—	—	—	—	—	—	—	—	—
TRACT SALES	10,633	572	29	152	41	794	176	—	—	—	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	18,917	1,758	2,258	2,027	2,093	8,137	176	—	—	—	176
RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES—UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	5,896	1,006	1,835	1,363	1,566	5,770	—	—	—	—	—
OUTPARCEL COST OF SALES	434	—	—	—	—	—	—	—	—	—	—
TRACT COST OF SALES	7,026	552	2	(15)	(26)	513	176	—	—	—	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	13,356	1,558	1,837	1,348	1,540	6,283	176	—	—	—	176
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS
COST OF SALES—UNCONSOLIDATED	5,561	200	421	679	554	1,854	—	—	—	—	—
SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,872	180	394	512	487	1,573	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	82	—	—	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,607	20	27	167	67	281	—	—	—	—	—

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES—SHARE OF UNCONSOLIDATEDS	5,561	200	421	679	554	1,854	—	—	—	—	—
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES	12,502	296	425	686	3,829	5,236	385	90	378	4,063	4,916

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,242	3,357	3,322	3,406	3,507	13,592	3,661	3,271	3,211	2,612	12,755
RETAIL PROPERTIES	7,937	2,695	2,596	2,647	2,728	10,666	2,608	2,666	2,671	2,774	10,719
OTHER PROPERTIES	—	—	—	—	—	—	—	—		122	122

NET OPERATING INCOME	20,179	6,052	5,918	6,053	6,235	24,258	6,269	5,937	5,882	5,508	23,596
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	5,561	200	421	679	554	1,854	—	—	—	—	—
OTHER SALES LESS COST OF SALES	473	17	33	(2)	25	73	(1)	(2)	—	31	28
TERMINATION FEES	48	58	—	—	15	73	42	18	—	2	62
INTEREST EXPENSE	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)	(1,062)	(966)	(1,014)	(4,221)
OTHER EXPENSE	913	43	—	(413)	(97)	(467)	(279)	(138)	(167)	(55)	(639)
IMPAIRMENT LOSSES	(3,746)	—	(250)	—	(28,753)	(29,003)	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(22)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(5)	—	(15)

FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	19,154	5,173	4,970	5,100	(23,206)	(7,963)	4,847	4,748	4,744	4,472	18,811
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	—	—	—	—	—	—	—	7,509	—	23,153	30,662
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(9,661)	(2,678)	(2,658)	(2,440)	(2,561)	(10,337)	(2,661)	(2,495)	(2,475)	(2,584)	(10,215)
NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	9,493	2,496	2,312	2,660	(25,767)	(18,299)	2,186	9,762	2,269	25,042	39,258
MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.34	8.35	8.54	5.85	6.41	6.41	7.58	7.75	7.94	8.35	8.35
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	103,392	103,631	103,714	103,714	103,702	103,702	104,139	104,215	104,136	104,090	104,090

COMMON STOCK CAPITALIZATION	862,289	865,319	885,718	606,727	664,730	664,730	789,374	807,666	826,840	869,152	869,152
PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602
DEBT	509,509	496,823	498,034	462,135	539,442	539,442	529,168	461,021	518,630	425,410	425,410
SHARE OF UNCONSOLIDATED DEBT	172,325	166,726	163,931	162,022	162,127	162,127	164,217	156,364	165,571	170,480	170,480

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	595,890	595,890
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644
LEVERAGE RATIOS
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	595,890	595,890
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644
DEBT (2) / TOTAL MARKET CAPITALIZATION	40%	39%	39%	45%	46%	46%	42%	39%	41%	36%	36%
TOTAL ASSETS-CONSOLIDATED	1,371,282	1,335,453	1,337,132	1,294,376	1,235,535	1,235,535	1,199,634	1,135,315	1,199,101	1,124,242	1,124,242
ACCUMULATED DEPRECIATION-CONSOLIDATED	274,925	286,547	298,085	286,399	289,473	289,473	302,782	281,739	294,710	258,075	258,075
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	485,993	485,029	499,381	507,201	516,686	516,686	467,303	454,388	461,500	403,141	403,141
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(167,108)	(165,119)	(179,149)	(181,947)	(160,587)	(160,587)	(141,180)	(140,303)	(139,782)	(97,868)	(97,868)

TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,687,590	1,687,590
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	595,890	595,890
UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,687,590	1,687,590
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35%	34%	34%	33%	37%	37%	38%	36%	38%	35%	35%
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	595,890	595,890
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987	786,987	853,803	765,492	765,492
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,680,643	1,634,644	1,634,644
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	50%	49%	48%	57%	57%	57%	52%	49%	51%	47%	47%
DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987	786,987	853,803	765,492	765,492
TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,687,590	1,687,590
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	43%	43%	43%	42%	46%	46%	47%	45%	47%	45%	45%

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
EBITDA (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	14,167	66,492
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	6,759	7,011	28,154
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,911	568	377	393	370	1,708	369	228	261	232	1,090
INCOME TAX PROVISION (BENEFIT)	(1,079)	(64)	27	(180)	31	(186)	27	33	60	(30)	90
IMPAIRMENT LOSSES	6,300	3,508	250	—	125,376	129,134	—	—	488	—	488
PREDEVELOPMENT CHARGES	732	—	—	—	937	937	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	—	—	94
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	—	—	—	—	—	(7,384)	(75)	(7,459)
PARTICIPATION INTEREST INCOME	—	—	—	—	—	—	—	—	(3,366)	—	(3,366)
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	3,227	12,907

EBITDA (2)	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	25,729	24,532	98,490
COVERAGE RATIOS (2)
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	25,729	24,532	98,490
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	6,759	7,011	28,154
INTEREST COVERAGE RATIO (2)	2.53	2.76	2.74	3.28	3.65	3.08	3.31	3.40	3.81	3.50	3.50
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	6,759	7,011	28,154
SCHEDULED PRINCIPAL PAYMENTS	4,399	1,755	1,894	1,650	1,980	7,279	2,123	2,045	1,755	1,846	7,769
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	3,227	12,907

FIXED CHARGES	58,738	13,718	13,626	12,689	12,668	52,701	12,797	12,209	11,740	12,084	48,830
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	25,729	24,532	98,490
FIXED CHARGES COVERAGE RATIO (2)	1.78	1.76	1.71	2.02	2.15	1.90	1.93	1.93	2.19	2.03	2.02
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	595,890	595,890
ANNUALIZED EBITDA (3)	111,284	96,388	93,128	102,540	108,800	108,800	98,608	94,308	102,916	98,128	98,128
DEBT (2) / ANNUALIZED EBITDA (3)	6.13	6.88	7.11	6.09	6.45	6.45	7.03	6.55	6.65	6.07	6.07
DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	12,176	4,653	4,663	4,667	4,667	18,651	4,687	4,686	4,690	4,685	18,748
COMMON STOCK	24,282	—	—	—	—	—	—	—	—	—	—

COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687	4,686	4,690	4,685	18,748
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	14,167	66,492
FFO PAYOUT RATIO	111%	57%	43%	33%	-4%	-24%	35%	36%	18%	33%	28%
FFO BEFORE CERTAIN CHARGES
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	14,167	66,492
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	—	—	488	—	488
PREDEVELOPMENT & OTHER CHARGES	732	—	—	—	937	937	(1,185)	—	—	—	(1,185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	—	—	94
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	—	—	—	—	—	(7,384)	(75)	(7,459)
PARTICIPATION INTEREST INCOME	—	—	—	—	—	—	—	—	(3,366)	—	(3,366)
SEPARATION CHARGES	1,045	101	77	15	4	197	213	79	574	1,118	1,985

FFO BEFORE CERTAIN CHARGES	50,685	11,731	11,223	14,398	16,115	53,467	12,610	13,231	15,997	15,210	57,049
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	72%	40%	42%	32%	29%	35%	37%	35%	29%	31%	33%

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 4th	2012
FAD (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	14,167	66,492
FAS 13	(7,936)	(2,637)	(2,885)	(3,095)	(2,459)	(11,076)	(2,686)	(2,152)	(1,823)	(1,659)	(8,319)
ABOVE AND BELOW MARKET RENTS	(90)	(23)	(15)	(15)	27	(26)	108	87	124	174	493
SECOND GENERATION CAPEX	(8,600)	(1,972)	(6,425)	(6,228)	(4,515)	(19,140)	(2,333)	(3,186)	(5,077)	(4,461)	(15,058)

FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577	7,901	18,909	8,222	43,608
COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687	4,686	4,690	4,685	18,748
FAD PAYOUT RATIO (2)	226%	133%	297%	94%	-4%	-17%	55%	59%	25%	57%	43%
FAD BEFORE CERTAIN CHARGES
FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577	7,901	18,909	8,222	43,608
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	—	—	488	—	488
PREDEVELOPMENT & OTHER CHARGES	732	—	—	—	937	937	(1,185)	—	—	—	(1,185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	—	—	94
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	—	—	—	—	—	(7,384)	(75)	(7,459)
PARTICIPATION INTEREST INCOME	—	—	—	—	—	—	—	—	(3,366)	—	(3,366)
SEPARATION CHARGES	1,045	101	77	15	4	197	213	79	574	1,118	1,984

FAD BEFORE CERTAIN CHARGES	34,058	7,099	1,898	5,059	9,168	23,225	7,699	7,980	9,221	9,265	34,164
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	107%	66%	246%	92%	51%	80%	61%	59%	51%	51%	55%
OPERATIONS RATIOS
REVENUES	154,234	33,899	30,191	31,313	33,644	129,047	34,653	33,794	40,582	39,250	148,279
REVENUES FROM DISCONTINUED OPERATIONS	79,163	15,202	15,268	16,148	14,012	60,630	12,821	12,497	13,257	3,755	42,330

REVENUES INCLUDING DISCONTINUED OPERATIONS	233,397	49,101	45,459	47,461	47,656	189,677	47,474	46,291	53,839	43,005	190,609
GENERAL AND ADMINISTRATIVE EXPENSES	28,517	7,400	6,133	4,295	6,338	24,166	6,623	5,646	5,255	5,684	23,208
REVENUES INCLUDING DISCONTINUED OPERATIONS	233,362	49,101	45,459	47,461	47,656	189,677	47,474	46,291	53,839	43,005	190,609
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%	12.2%	9.8%	13.2%	12.2%
TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,687,590	1,687,590
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%	1.3%	1.2%	1.3%	1.2%

(1)	AMOUNTS MAY DIFFER SLIGHTLY FROM OTHER SCHEDULES CONTAINED HEREIN DUE TO ROUNDING.
(2)	INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3)	ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

($ in thousands)

	Three Months Ended			Year Ended
	December 31,	December 31,	September 30,	December 31,
	2012	2011	2012	2012	2011
Net Operating Income
Same Property	19,589	19,723	19,385	77,775	76,127
Non-Same Property	6,563	8,180	8,235	32,683	34,426

Consolidated Property Net Operating Income	26,152	27,903	27,620	110,458	110,553

Less: Non-Cash Items
Straight-line rent	1,662	2,458	1,826	8,321	11,054
Other	(224)	91	(29)	(248)	497

Non-Cash Items	1,438	2,549	1,797	8,073	11,551
Cash Basis Property Net Operating Income	24,714	25,354	25,823	102,384	99,002

Net Operating Income (1)
Operating Properties	18,412	16,212	18,068	71,088	60,681
Discontinued Operations	2,232	5,456	3,670	15,774	25,614
Share of Unconsolidated Joint Ventures	5,508	6,235	5,882	23,596	24,258

Total Net Operating Income	26,152	27,903	27,620	110,458	110,553

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.

“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.

“Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.

“FAD Before Certain Charges” represents FAD before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations and dividend policy with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

“FFO Before Certain Charges” represents FFO before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

“Same Property Net Operating Income” represents Net Operating income for those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.